EX-99.3

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma combined financial information gives effect to (i) Mariner's merger (the "CSI Merger") with Convalescent Services, Inc. ("CSI") in January 1996, (ii) the acquisition by Mariner of six skilled nursing facilities with an aggregate of 686 beds in central and northern Florida (the "Heritage Acquisition"), (iii) the acquisition by Mariner of seven skilled nursing facilities and one assisted living facility with an aggregate of 960 beds in Florida, Tennessee and Kansas (the "1996 Florida Acquisition") and (iv) the pending acquisition of eight skilled nursing facilities, a rehabilitation program management company and an institutional pharmacy (the "Allegis Acquisition"). The CSI Merger, Heritage Acquisition, 1996 Florida Acquisition and the Allegis Acquisition are referred to herein as the "Acquisitions."

         The pro forma information is based on the historical financial statements of Mariner, the entities that owned four of the facilities (the "Heritage Facilities") acquired in the Heritage Acquisition, CSI and certain of its affiliates (the "CSI Entities"), Regency Health Care Center, Inc. ("Regency"), which is the entity acquired in the 1996 Florida Acquisition and Allegis Health Services, Inc. ("Allegis") the entity acquired in the Allegis Acquisition. Each of these acquisitions by Mariner is being accounted for under the purchase method of accounting. All of the entities included in the unaudited pro forma combined financial information have December 31 fiscal year ends.

         The unaudited pro forma combined balance sheet as of June 30, 1996 gives effect to the Allegis Acquisition as if it had been consummated on June 30, 1996. This balance sheet combines the historical balance sheets as of June 30, 1996 of the Company and Allegis. The Company's balance sheet as of June 30, 1996 reflects the Heritage Acquisition, the CSI Merger and the 1996 Florida Acquisition, which were completed prior to such date.

         The unaudited pro forma combined statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the Acquisitions as if they had been consummated on January 1, 1995. These statements of operations combine the statements of operations of the Company, the CSI Entities, Regency, Allegis and the statements of operations of the three entities that owned the Heritage Facilities for the nine months ended September 30, 1995. The Company's statement of operations for the year ended December 31, 1995 reflects the results of operations of the Heritage Facilities from the date of their acquisition, October 2, 1995.

         The unaudited pro forma combined statement of operations for the year ended December 31, 1995 does not include the results of operations of the 60-bed skilled nursing facility in St. Petersburg, Florida, which was acquired by Mariner in March 1995, the 150-bed skilled nursing facility in Nashville, Tennessee, which was acquired by Mariner in May 1995, the institutional pharmacy operation based in Dallas, Texas, which was acquired by Mariner in October 1995, or the acquisitions of two skilled nursing facilities in connection with the Heritage Acquisition, both of which were acquired during the fourth quarter of 1995, in each case for periods prior to their respective acquisitions. The


                                       1


         unaudited pro forma combined financial information also does not include any information relating to the acquisition of a primary care physical organization in Florida, which was completed in March 1996. The unaudited pro forma statement of operations for the six months ended June 30, 1996 includes the results of operations for Regency for the first three months of 1996. Mariner's statement of operations includes the results of operations from the May 1, 1996 acquisition date. Therefore, one month of operating results is excluded. In addition, no pro forma adjustment has been made to the December 31, 1995 or the June 30, 1996 unaudited pro forma financial information to reflect a 50% minority interest in Bethesda, which may or may not be acquired by Mariner under the terms of the Asset Purchase Agreement dated as of July 31, 1996. Inclusion of this information would not result in material changes to the information presented.

         The pro forma statements may not be indicative of the results that would actually have been obtained had the acquisitions reflected therein occurred on the dates indicated or that may be obtained in the future. This unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes of the Company and the historical financial statements and related notes of the CSI Entities, Regency, the entities that previously owned the Heritage Facilities and Allegis, which are included or incorporated by reference in this filing.





                                       2

                        PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 1996
                                   (Unaudited)
                                 (in thousands)

                                                                        Pro forma      Pro forma
                                                   Mariner    Allegis  Adjustments      Combined
                                                 -------------------------------------------------
Current assets:
  Cash and cash equivalents                           $4,601    $2,100  $  (2,100) (a)     $4,601
  Accounts receivable, net                           112,076    11,318    (11,318) (a)    112,076
  Estimated settlements due from third parties        32,781     (572)         572 (a)     32,781
  Prepaid expenses and other current assets           14,354       790       (790) (a)     14,354
  Deferred income tax benefit                          9,918                                9,918
                                                 -------------------------------------------------
     Total current assets                            173,730    13,636     (13,636)       173,730
Property, plant and equipment, net                   331,390    31,805      4,856  (b)    368,051
Goodwill                                             186,014                73,195 (b)    259,209
Intangible and other assets, net                      22,021     1,520      (1,520) (a)    22,021
Restricted cash and cash equivalents                   3,100                                3,100
Deferred income tax benefit                            1,273                                1,273
                                                 =================================================
     Total assets                                   $717,528   $46,961     $62,895       $827,384
                                                 =================================================

                                                                         Pro forma     Pro forma
                                                   Mariner    Allegis  Adjustments      Combined
                                                 -------------------------------------------------

Current liabilities:
  Current maturities of long-term debt and
    capital lease obligations                         $5,607    $6,776    ($6,176) (b)     $6,207
  Accounts payable                                    23,905     4,833     (4,833) (a)     23,905
  Accrued payroll                                      7,461     1,178     (1,178) (a)      7,461
  Accrued vacation                                     7,647       386       (386) (a)      7,647
  Other accrued expenses                              34,158                               34,158
  Deferred income tax                                    987                                  987
  Other liabilities                                    4,115       144       (144) (a)      4,115
                                                 -------------------------------------------------
     Total current liabilities                        83,880    13,317    (12,717)         84,480
Long-term debt and capital lease obligations         298,498    30,892     78,364  (b)    407,754
Deferred income taxes                                 14,913                               14,913
Deferred gain                                          2,056                                2,056
Redeemable Stock and other liabilities                 1,854       337       (337) (a)      1,854
                                                 -------------------------------------------------
     Total liabilities                               401,201    44,546      65,310        511,057
                                                 -------------------------------------------------

Stockholders' equity (deficit)
  Common stock                                           288         7         (7) (a)        288
  Additional paid-in-capital                         310,960     1,271     (1,271) (a)    310,960
  Unearned compensation                                 (12)                                 (12)
  Retained earnings (deficit)                          5,091     1,137     (1,137) (a)      5,091
                                                 -------------------------------------------------
     Total stockholders' equity (deficit)            316,327     2,415     (2,415)        316,327
                                                 -------------------------------------------------
     Total liabilities and stockholders' equity     $717,528   $46,961     $62,895       $827,384
(deficit)
                                                 =================================================



                             See accompanying notes





                                       3


                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                   (unaudited)
                      (in thousands, except per share data)


                              /----------------completed acquisitions--------------/
                                                                                              /-proposed acquisition-/
                                                                           Pro        Pro                    Pro        Pro
                                                                          forma      forma                  forma       forma
                              Mariner   Heritage       CSI     Regency  Adjustments  Combined    Allegis Adjustments Combined
                              ----------------------------------------------------------------------------------------------
Net patient service revenue   $337,635   $11,911    $134,738   $23,850    $10,056 (i) $518,190   $57,370            $575,560
Other income                    17,171        33       8,147     1,023    (10,931)(i)   15,443       785              16,228
                              ----------------------------------------------------------------------------------------------
Total operating revenue       354,806     11,944     142,885    24,873       (875)     533,633    58,155      0      591,788
                              ----------------------------------------------------------------------------------------------

  Facility operating costs    276,633      7,321     123,247    18,293     (2,075) (i) 423,419    43,773            467,192
  Corporate general and
administrative                 39,830      3,138       5,176     1,516     (1,157) (d)  48,503     5,233             53,736
  Interest expense, net         3,598      1,325       3,973     1,442      6,726  (e)  17,064     3,227  4,386 (f)  24,677
  Facility rent expense, net    1,830                            1,202     (8,650) (g)   4,132     1,636   (579)(g)   5,189
                                                       9,750
  Depreciation and
amortization                   11,397        405       2,256     1,338      3,816  (e)  19,212     1,750    190 (f)  21,152

                              ---------------------------------------------------------------------------------------------
Total operating expenses      333,288     12,189     144,402    23,791     (1,340)     512,330    55,619  3,997     571,946
                              ---------------------------------------------------------------------------------------------

Operating income               21,518       (245)     (1,517)    1,082        465       21,303     2,536 (3,997)     19,842
Other income (loss)                (6)                              46        (46) (i)      (6)      (69)    69 (k)      (6)
                              ---------------------------------------------------------------------------------------------
Income (loss) before income
taxes and extraordinary item   21,512       (245)     (1,517)    1,128        419       21,297     2,467 (3,928)     19,836
Net benefit from (provision
for) income taxes              (7,892)                            (486)       285 (h)   (8,093)             581 (h)  (7,512)

                              ---------------------------------------------------------------------------------------------
 Income (loss) before
extraordinary items            13,620       (245)     (1,517)      642        704       13,204  2,467    (3,347)     12,324
 Extraordinary items, net of
income tax benefit             (1,138)    (1,969)                 (283)     2,252       (1,138)                      (1,138)
                              =============================================================================================
Net income                    $12,482    ($2,214)    ($1,517)     $359     $2,956      $12,066 $2,467   ($3,347)    $11,186
                              =============================================================================================

Pro forma income per common share:

Income before extraordinary
item                           $0.60                                   $0.46                     $0.43
                              =======                                 =======                  ========
Net income                     $0.55                                   $0.42                     $0.39
                              =======                                 =======                  ========
Weighted average shares
outstanding                   22,755                                  28,609                    28,609
                              =======                                 =======                  ========





                             See accompanying notes

                                       4






                             PROFORMA COMBINED STATEMENT OF OPERATIONS
                               For the six months ended June 30, 1996
                                            (unaudited)
                               (in thousands, except per share data)




                                                                  Pro        Pro               Pro         Pro
                                                                 forma      forma             forma       forma
                                            Mariner   Regency Adjustments  Combined  Allegis Adjustments  Combined
                                            --------------------------------------------------------------------
Net patient service revenue                 $275,690   $8,673              $284,363  $34,395            $318,758
Other income                                   5,093      235     (188)(c)    5,140      204               5,344
                                            --------------------------------------------------------------------
Total operating revenue                     280,783     8,908     (188)     289,503   34,599       0     324,102
                                            --------------------------------------------------------------------

  Facility operating costs                  213,914     7,017     (188)(c)  220,743   26,107             246,850
  Corporate general and administrative       28,521       279                28,800    2,816              31,616
  Interest expense, net                      10,970       520      515 (e)   12,005    1,877   1,930 (f)  15,812
  Facility rent expense, net                  1,212       371                 1,583      895    (367)(g)  2,111
  Depreciation and amortization              10,328       421       34 (e)   10,783    1,018     447 (f)  12,248
                                            --------------------------------------------------------------------
Total operating expenses                    264,945     8,608      361      273,914   32,713   2,010     308,637
                                            --------------------------------------------------------------------

Operating income                             15,838       300     (549)      15,589    1,886  (2,010)     15,465
Other income (loss)                                       (39)      39 (j)               (34)     34 (k)
                                            --------------------------------------------------------------------
Income (loss) before income taxes
  and extraordinary item                     15,838       261     (510)      15,589    1,852  (1,976)     15,465
Net benefit from (provision for) income      (6,269)      (74)     174 (h)   (6,169)              63 (h)  (6,106)
taxes
                                            --------------------------------------------------------------------
 Income (loss) before extraordinary items     9,569       187     (336)       9,420    1,852  (1,913)      9,359

                                            ====================================================================
Net income                                   $9,569      $187    ($336)      $9,420   $1,852 ($1,913)     $9,359
                                            ====================================================================

Pro forma income per common share:
Income before extraordinary item              $0.33                                                        $0.32
                                            ========                                                      ======
Net income                                    $0.33                                                        $0.32
                                            ========                                                      ======
Weighted average shares outstanding          29,261                                                       29,261
                                            ========                                                      ======





                             See accompanying notes



                                       5


           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

         (a) Reflects elimination of Allegis balances not acquired by Mariner.

         (b)      Represents   pro  forma   adjustments   to   reflect   Allegis
                  Acquisition:

                  Goodwill
                  --------

                  Total purchase price                        $109,856
                  Less:  Allocation to property,
                            plant and equipment                 36,661
                                                              --------
                  Goodwill allocation                         $ 73,195
                                                              ========

                  Property, Plant and Equipment

                  Facilities purchased                        $ 31,805
                  Facility acquired under
                            capital lease                        4,856
                                                              --------
                                                              $ 36,661
                                                              ========

                  Debt
                  ----
                                                     Short-term                 Long-term
                                                     ----------                 ---------

                  Credit line draw                   $    -0-                   $   93,878
                  Capital lease obligation                 34                        4,822
                  Debt assumed                            566                       10,556
                  Allegis balance                      (6,776)                     (30,892)
                                                     --------                      -------
                  Pro forma adjustment               $ (6,176)                   $   78,364
                                                     ========                   ==========



         (c) Reflects reversal of management fees charged by Mariner to Regency for management services in March, 1996.

         (d) Represents the elimination of merger costs reflected by CSI as general and administrative expenses which would not have been incurred by the Company.

         (e) Certain expenses have been adjusted to reflect the transactions as if they had occurred at the beginning of the period presented, as follows:





                                       6


                                                                           COST BASIS       YEAR ENDED          SIX MONTHS
                                                                                           DECEMBER 31,       ENDED JUNE 30,
                                                                                                 1995              1996
                                                                         -------------    ---------------    -----------------
Completed Acquisitions:
Amortization of goodwill over 40 years                       Heritage    $   9,496        $     178                ---
                                                             CSI            82,817            2,070                ---
                                                             Regency        25,470              637                212
Depreciation (approximately 3% per year)                     Heritage       17,515              394                ---
                                                             CSI           126,900            3,807                ---
                                                             Regency        24,305              729                243
Less:  Historical amortization and depreciation expense                                   $  (3,999)         $    (421)
                                                                                          ---------          ---------
Incremental increase in amortization and depreciation expense                             $   3,816          $      34
                                                                                          =========          =========

Heritage -- interest expense based on new debt
     of $27,011 at 6.43%                                                                      1,303
CSI -- interest expense based on debt
     increasing to $134,197 at 6.75%                                                          9,058
Regency - interest on total debt of $47,256 at 6.57%                                          3,105              1,035
Less:  Historical interest expense                                                           (6,740)              (520)
                                                                                          ---------         ----------
Incremental increase in interest expense                                                  $   6,726         $      515
                                                                                          =========         ==========


         (f) Certain expenses have been adjusted to reflect the Allegis Acquisition as if it had occurred at the beginning of the period presented, as follows:

                                                                                           SIX MONTHS
                                                                     YEAR ENDED              ENDED
                                                     COST           DECEMBER 31,            JUNE 30,
                                                     BASIS               1995                 1996
                                                  ------------    -----------------     -----------------
Depreciation of fixed assets                      $    36,661     $         1,100       $            550
Amortization of goodwill                               73,195               1,830                    915
Less:  historical amortization and depreciation
expense                                                                    (1,750)                (1,018)
                                                                  ----------------      ----------------
Incremental increase in amortization and
depreciation expense                                              $           190       $            447
                                                                  ===============       ================
Interest expense based on debt of $109,856 at
        weighted average rate of 6.93%                            $         7,613       $          3,807
Less:  historical interest expense                                         (3,227)                (1,877)
                                                                  ---------------       ----------------
Incremental increase in interest expense                          $         4,386       $          1,930
                                                                  ===============       ================



         (g) Adjusts facility rent to eliminate rent expense for facilities previously managed under operating lease agreements which the Company acquired under capital leases and to reflect rent expense on two facilities that Mariner will lease under operating lease agreements with CSI affiliates which were not included in the Mariner or CSI historical financial statements:



                                       7


                                                                                    YEAR ENDED         SIX MONTHS
                                                                                   DECEMBER 31,      ENDED JUNE 30,
                                                                                        1995              1996
                                                                                 ----------------    --------------
CSI operating leases                                                             $        (9,750)
Operating leases assumed by Mariner                                                        1,100
                                                                                 ---------------
Pro-forma adjustment                                                             $        (8,650)
                                                                                 ===============
Allegis operating leases                                                                  (1,636)             (895)
Operating leases assumed by Mariner                                                        1,057               528
                                                                                 ---------------     -------------
Pro forma adjustment                                                             $          (579)    $        (367)
                                                                                 ===============     =============


         (h) Represents pro forma estimated income taxes payable on the operations of the entities acquired, using Mariner's effective tax rate.

         (i) Represents amounts related to management fees recognized under the CSI management agreement and to facilities purchased as part of the 1996 Florida Acquisition which were acquired by Regency subsequent to December 31, 1994. Four facilities were acquired by Regency in June 1995 and one in January 1996.


                                                                                            OPERATION                  NET
                                                   ST.                                        NOT
                            PALMETTO  BONIFAY   AUGUSTINE  BRADENTON   OLATHE     TOTAL     ACQUIRED      CSI      ADJUSTMENT
                            --------  -------   ---------  ---------   ------     -----     --------      ---      ----------
Net patient service
    revenue                  $ 2,087    $2,391    $ 2,423     $  441   $  2,714  $ 10,056                (10,288)  $  10,056
Other revenue                      8        12         10          5         14        49  $ (692)       (10,288)    (10,931)

Facility operating costs
   (excluding management
   fees)                       1,663     1,866      1,945        296      2,443     8,213                             (2,075)
Other income                      --        --         --         --         --        --     (46)             --        (46)

         (j) Represents net loss generated from ventures not acquired by Mariner.

         (k) Represents the minority interest in the earnings of Technicare Pharmacy, Inc.




                                       8